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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by Registrant                         [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                The Oberweis Funds
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    4) Proposed maximum aggregate value of transaction:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

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    2) Form, Schedule or Registration Statement No.:

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    4) Date Filed:

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

                              THE OBERWEIS FUNDS
                        951 Ice Cream Drive, Suite 200
                         North Aurora, Illinois 60542
                           Telephone 1-800-323-6166

                              The Oberweis Funds
                        Special Meeting of Shareholders
                                April 16, 2004

                                                                  March 5, 2004

To the Shareholders of The Oberweis Funds:

     Notice is hereby given that a Special Meeting of Shareholders of The Oberweis Funds (the "Fund"), including each of the Fund's three portfolios (the Oberweis Emerging Growth Portfolio, the Oberweis Micro-Cap Portfolio, and the Oberweis Mid-Cap Portfolio) (individually, a "Portfolio"), will be held at 951 Ice Cream Drive, Suite 200, North Aurora, Illinois 60542 on Friday, April 16, 2004 at 4:00 p.m., Central Time.

     1. To elect four (4) trustees to serve for a term beginning on the date of the meeting to continue until their successors shall have been duly appointed or elected.

     2. To transact such other business as may properly come before the Special Meeting.

     Shareholders of record of the Fund at the close of business on February 25, 2004 are entitled to notice of and to vote at the Special Meeting.

     In order to avoid delays and additional expense for the Fund, and to assure that your shares are represented, if you do not expect to be present in person at the Special Meeting, you are requested to complete, sign and mail the enclosed proxy as promptly as possible. No postage is required if mailed in the United States.


                                       /s/ James D. Oberweis
                                       James D. Oberweis
                                       President

                              THE OBERWEIS FUNDS
                              951 Ice Cream Drive
                         North Aurora, Illinois 60542
                           Telephone 1-800-323-6166

                         ----------------------------
                                Proxy Statement
                         ----------------------------

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of the Fund of proxies to be voted at the Special Meeting of Shareholders of the Fund to be held on April 16, 2004, and at any and all adjournments thereof. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Fund. Additional solicitation may be made by letter, telephone or facsimile by the Fund's transfer agent or personnel of Oberweis Asset Management, Inc. (the "Adviser"), the Fund's Investment Adviser, which is located at 951 Ice Cream Drive, Suite 200, North Aurora, Illinois 60542, or by account executives or other personnel of Oberweis Securities, Inc. ("OSI"), the Fund's principal distributor, which is located at 951 Ice Cream Drive, Suite 200, North Aurora, Illinois 60542, or other broker-dealers whose clients own shares of the Fund.

     When a choice has been specified by the shareholders on the proxy, the shares of the Fund will be voted accordingly. If no choice is specified, the shares of the Fund will be voted FOR the election of the four (4) nominees for trustee as listed in this Proxy Statement. Shareholders who give proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person.

     A quorum of shareholders is required to take action at the Fund's Special Meeting. The presence in person or by proxy of thirty percent (30%) of the shares of the Fund issued and outstanding and entitled to vote at the Special Meeting will constitute a quorum. Abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted.

     For purposes of the election, abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote. The details of the proposal for the election of trustees to be voted upon by the shareholders of the Fund and the vote required for the election of each of the nominees for trustee is set forth under the description of the proposal below.

     As of February 25, 2004, there were issued and outstanding shares of the Portfolios as follows: 9,207,188.512 of the Oberweis Emerging Growth Portfolio; 3,588,005.073 of the Oberweis Micro-Cap Portfolio; and 987,928.534 of the Oberweis Mid-Cap Portfolio. Those persons who were shareholders of record at the close of business on February 25, 2004 will be entitled to one vote for each share held.

     The Fund will furnish, without charge, a copy of its December 31, 2003 annual report and June 30, 2003 semi-annual report upon request. Write the Fund at 951 Ice Cream Drive, North Aurora, Illinois 60542, or call 1-800-323-6166 (U.S. toll free).

     This Proxy Statement is first being mailed to shareholders of the Fund on or about March 5, 2004.

1.   ELECTION OF TRUSTEES

     At the Special Meeting, four (4) trustees are to be elected to serve for a term to commence on the date of this meeting and continue until their successors shall have been duly appointed or elected. The table below shows the nominees for election to the Board; of the four nominees, James D. Oberweis and James G. Schmidt currently serve as trustees of the Fund, and Gary D. McDaniel and Paul
D. Tonsager, currently do not serve as trustees of the Fund. Thomas J. Burke, a current Board member, will retire from the Board upon the election of a successor; Douglas P. Hoffmeyer and Edward F. Streit resigned from the Board effective December 1, 2003. James G. Schmidt was appointed by the Board of Trustees on November 19, 2003 to fill one of the vacancies created by the above-noted resignations.

     The Nominating Committee of the Board of Trustees, which consists of the trustees of the Fund who are not interested persons as defined under the Investment Company Act of 1940 ("independent trustees"), presented nominations at the Fund's Board meeting held on February 12, 2004. Each of the nominees approved by the Nominating Committee was recommended by the chief executive officer of the Fund. The entire Board of Trustees reviewed and approved the slate of nominees on that date. Messrs. McDaniel and Tonsager have been nominated to fill the two vacancies on the Board of Trustees, one of which is a remaining vacancy created by the above-noted resignations and the other being the vacancy that will be created by the retirement of Dr. Burke. Prior to the nominations being made, the current Board of Trustees reviewed the backgrounds of Messrs. McDaniel and Tonsager and their qualifications to serve on the Board.

     Election of each of the nominees requires the affirmative vote of a plurality of the shares of the Fund voted. It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each nominee has agreed to serve as a trustee of the Fund if elected; however, should any nominee become unwilling or unable to accept election, the proxies for the Fund will be voted for one or more substitute nominees designated by the Fund's present Board of Trustees.

     The following table lists each nominee for trustee and his age; principal occupation and other business affiliations; the year in which each nominee was first elected a trustee of the Fund, if applicable; the number of portfolios in the complex to be overseen by each nominee; and other directorships held by each nominee. The address for each nominee for trustee is 951 Ice Cream Drive, Suite 200, North Aurora, Illinois 60542.

                             NOMINEES FOR TRUSTEE

                                                 Term of
                           Position(s)          Office &
                              Held              Length of
Name and Age                with Fund        Time Served(1)
------------------------ -------------- ------------------------
Interested
Trustees/Nominees(2)

James D. Oberweis (57)      Trustee/      Trustee and Officer
                          President(2)  since July, 1986(1, 3)
Independent
Trustees/Nominees

Gary D. McDaniel (56)          N/A              Nominee
James G. Schmidt (57)        Trustee         Trustee since
                                            December, 2003

                                                                 Number of
                                                               Portfolios in       Other
                                                               Fund Complex    Directorships
                               Principal Occupation(s)        to Be Overseen      Held by
Name and Age                    During Past Five Years          by Nominee        Nominee
------------------------ ----------------------------------- ---------------- --------------
Interested
Trustees/Nominees(2)

James D. Oberweis (57)   Chairman of the Board--Oberweis            3              None
                         Asset Management, Inc.; Chairman
                         of the Board--Oberweis Dairy, Inc.
Independent
Trustees/Nominees

Gary D. McDaniel (56)    Vice President/General Manager of          3              None
                         the Flexible Packaging Group--
                         Smurfit Stone Container.
James G. Schmidt (57)    Senior Vice President and                  3              None
                         Chief Financial Officer--Federal
                         Heath Sign Co., May, 2003 to
                         present; Vice President-Finance,
                         Federal Sign Division of Federal
                         Signal Corp., October, 1991 to
                         April, 2003.

                                                                                              Number of
                                           Term of                                          Portfolios in       Other
                         Position(s)      Office &                                          Fund Complex    Directorships
                             Held         Length of          Principal Occupation(s)       to Be Overseen      Held by
Name and Age              with Fund    Time Served(1)        During Past Five Years          by Nominee        Nominee
----------------------- ------------- ---------------- ---------------------------------- ---------------- --------------
Paul D. Tonsager (38)        N/A           Nominee     Director, Truck Diversion                 3              None
                                                       Marketing & Sales, 2003 to
                                                       present; Director, International
                                                       Business Development and Ports,
                                                       2000 to 2003; Senior Manager,
                                                       Port Marketing and Sales, 1999 to
                                                       2000; National Account Manager,
                                                       International-Intermodal, 1996
                                                       to 1998--Canadian National
                                                       Railroad, 1996 to present.

-----------

(1) Unless otherwise noted, each trustee shall serve as a trustee of the Fund until the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such trustee or a successor to such trustee, and until the election and qualification of his successor, if any, elected at such a meeting, or until such trustee sooner dies, resigns, retires or is removed.

(2) James D. Oberweis is an interested trustee of the Fund by reason of his positions as the President of the Fund and the Chairman and a portfolio manager of the Adviser.

(3)  Officers are elected annually by the Board of Trustees.

     The Fund pays each trustee of the Fund who is not also affiliated with the Adviser and/or OSI for such services an annual fee of $4,000, plus $1,500 for each day or part of a day in attendance at a meeting of the Board of Trustees or one of its Committees.

     The Fund reimburses travel and other expenses incurred by its independent trustees for each such meeting attended. Trustees and officers of the Fund who are affiliated with the Adviser and/or OSI and officers of the Fund will receive no compensation or reimbursement from the Fund for acting in those capacities. However, trustees and officers of the Fund who are affiliated with the Adviser and/or OSI may directly or indirectly benefit from fees or other remuneration received from the Fund by OAM and/or OSI. Regular meetings of the Board of Trustees are held quarterly, and the Audit Committee holds at least one meeting during each year.

     The following table sets forth the compensation received from the Fund for the fiscal year ended December 31, 2003 by the independent trustees.

                                                        Pension or         Estimated
                                                        Retirement          Annual
                                     Aggregate       Benefits Accrued      Benefits
                                    Compensation      as Part of Fund        Upon           Total
Trustee                            From the Fund         Expenses         Retirement     Compensation
-------------------------------   ---------------   ------------------   ------------   -------------
Thomas J. Burke* ..............   $9,000                    0                 0             $9,000
James G. Schmidt** ............   $    0                    0                 0             $    0
Douglas P. Hoffmeyer* .........   $9,000                    0                 0             $9,000
Edward F. Streit* .............   $6,500                    0                 0             $6,500

----------------

* Mr. Burke will retire from the Fund effective May 1, 2004; Mr. Hoffmeyer and Mr. Streit resigned from the Fund effective December 1, 2003.

** Mr. Schmidt became a Trustee in December, 2003. Accordingly, he was not compensated from the Fund during the fiscal year ended December 31, 2003.

     Trustees and officers of the Fund do not receive any benefits from the Fund upon retirement, nor does the Fund accrue any expenses for pension or retirement benefits.

     The Fund's Board of Trustees unanimously recommends that shareholders vote FOR the election of each nominee for trustee.

Committees of Board of Trustees and Meeting Attendance

     The Board of Trustees has established an Audit Committee. The Audit Committee of the Fund recommends the selection of independent auditors for the Fund, reviews with such independent public accountants the planning, scope and results of their audit of the Fund's financial statements and the fees for services performed, reviews the financial statements of the Fund and receives audit reports. The Audit Committee is comprised of only independent trustees. The current members are Messrs. Burke and Schmidt. The Audit Committee met once during the fiscal year ended December 31, 2003 and has met once during the current fiscal year.

     The Board of Trustees has also established a Nominating Committee, which is primarily responsible for the identification and recommendation of all nominees for trustee positions on the Fund's Board of Trustees. The Nominating Committee and the Board of Trustees have adopted a Nominating Committee Charter, which is available on the Fund's website at www.oberweis.net. The Nominating Committee consists of only independent trustees, and its current members are Messrs. Burke and Schmidt. The Nominating Committee held one meeting during the fiscal year ended December 31, 2003 and has met once during the current fiscal year.

     The Nominating Committee will consider trustee candidates recommended by other trustees, the Adviser or OSI and/or shareholders of the Fund. Recommendations for trustee candidates should be submitted directly to the Nominating Committee of the Fund, care of the Fund, 951 Ice Cream Drive, Suite 200, North Aurora, Illinois 60542. The principal criterion for the selection of candidates is the ability to carry out the responsibilities of the Board. In addition, the following factors are taken into consideration for identifying and evaluating nominees: (a) the Board collectively should represent a broad cross section of backgrounds, functional disciplines and experience; (b) one or more of the independent trustees should have the attributes and qualifying experience of an "audit committee financial expert" as defined under the rules of the Securities and Exchange Commission; (c) candidates should exhibit stature commensurate with the responsibility of representing shareholders; (d) candidates must affirm their availability and willingness to strive for high attendance levels at regular and special meetings, and participate in Fund committee activities as needed; and (e) candidates should represent the best choices available based upon thorough identification, investigation and recruitment of candidates.

     The Fund's Board of Trustees held six meetings during the fiscal year ended December 31, 2003. During the last fiscal year, each trustee attended 75% or more of the Fund's Board meetings, and the Committee meetings if a member thereof.

     The following sets forth the dollar range of securities and shares owned in the Fund by each Nominee for Trustee as of December 31, 2003.

--------------------------------------------------------------------------------------------
                                                                               Aggregate
                                                                            Dollar Range of
                                                                           Equity Securities
                                                                            in All Funds to
                                                                            be Overseen by
                                                                              Nominee in
                                   Dollar Range             Number of          Family of
                                  of Securities           Shares Owned        Investment
Name of Nominee                    in the Fund             in the Fund         Companies
--------------------------------------------------------------------------------------------
 Interested Nominees:
 James D. Oberweis*        Emerging Growth Portfolio     11,030.463         Over $100,000
                           Micro-Cap Portfolio           16,970.024         Over $100,000
                           Mid-Cap Portfolio              6,713.680       $50,001-$100,000
 Independent Nominees:
 Gary D. McDaniel                      None                  None                None
 James G. Schmidt                      None                  None                None
 Paul D. Tonsager                      None                  None                None
--------------------------------------------------------------------------------------------

* Includes shares held by the Adviser, of which Mr. Oberweis is a director, Chairman and a controlling shareholder.

     As of December 31, 2003, the officers, trustees and nominees for trustee as a group owned of record or beneficially less than 1% of the then outstanding shares of each Portfolio of the Fund.

                            MANAGEMENT OF THE FUND

     The following tables list the current trustees and officers of the Fund; their ages; principal occupations and other business affiliates, including their position(s), if any, with regard to the Adviser and related entities; the year in which each officer or trustee was first elected to the Fund; the number of portfolios in the complex to be overseen by each trustee; and other directorships held by each trustee. The address of each trustee and officer is 951 Ice Cream Drive, Suite 200, North Aurora, Illinois 60542.

Trustees of the Fund

                                                         Term of
                               Position(s)             Office and
                                  Held                  Length of
Name and Age                    with Fund              Time Served
------------------------ ---------------------- ------------------------
Independent Trustees

Thomas J. Burke (72)             Trustee             Trustee since
                                                     May, 1991(1)
James G. Schmidt (57)            Trustee             Trustee since
                                                   December, 2003(1)
Interested Trustee

James D. Oberweis (57)    Trustee/President(2)    Trustee and Officer
                                                since July, 1986(1, 3)

                                                                Number of       Other
                                                               Portfolios   Directorships
                                Principal Occupation(s)         Overseen       Held by
Name and Age                    During Past Five Years         by Trustee      Trustee
------------------------ ------------------------------------ ------------ --------------
Independent Trustees

Thomas J. Burke (72)     Retired medical physician,                3            None
                         President--Burke Medical
                         Associates, 1968 to 2002.
James G. Schmidt (57)    Senior Vice President and Chief           3            None
                         Financial Officer--Federal Heath
                         Sign Corp.; May, 2003 to present;
                         Vice President-Finance, Federal
                         Sign Division of Federal
                         Signal Corp.; October, 1991 to
                         April, 2003.
Interested Trustee

James D. Oberweis (57)   Chairman of the Board-Oberweis            3            None
                         Asset Management, Inc.; Chairman
                         of the Board--Oberweis Dairy, Inc.

Officers of the Fund

                                                          Term of
                                Position(s)             Office and
                                   Held                  Length of
Name and Age                     with Fund              Time Served
------------------------- ---------------------- ------------------------
James D. Oberweis (57)*    Trustee/President(2)    Trustee and Officer
                                                 since July, 1986(1, 3)
Patrick B. Joyce (44)         Executive Vice          Officer since
                               President and        October, 1994(3)
                                 Treasurer
Martin L. Yokosawa (43)         Senior Vice           Officer since
                                 President          October, 1994(3)

                                                                  Number of       Other
                                                                 Portfolios   Directorships
                                 Principal Occupation(s)          Overseen       Held by
Name and Age                      During Past Five Years         by Trustee      Trustee
------------------------- ------------------------------------- ------------ --------------
James D. Oberweis (57)*   Chairman of the Board--Oberweis            3            None
                          Asset Management, Inc.; Chairman
                          of the Board--Oberweis Dairy, Inc.
Patrick B. Joyce (44)     Executive Vice President, Secretary       Not            Not
                          and Director--Oberweis Asset          Applicable     Applicable
                          Management, Inc.; Executive Vice
                          President and Director--Oberweis
                          Securities, Inc.
Martin L. Yokosawa (43)   Senior Vice President--Oberweis           Not            Not
                          Asset Management, Inc.; Senior        Applicable     Applicable
                          Vice President--Oberweis
                          Securities, Inc.

                                                Term of                                            Number of       Other
                             Position(s)       Office and                                         Portfolios   Directorships
                                Held           Length of           Principal Occupation(s)         Overseen       Held by
Name and Age                  with Fund       Time Served           During Past Five Years        by Trustee      Trustee
------------------------- ---------------- ----------------- ----------------------------------- ------------ --------------
James W. Oberweis (29)*      Senior Vice    Officer since    President--Oberweis Asset                Not           Not
                              President    August, 1996(3)   Management, Inc., April, 2002 to     Applicable    Applicable
                                                             present and Portfolio Manager
                                                             from December, 1995 to present
                                                             (held other officer positions from
                                                             1995-March, 2002); President and
                                                             Director--Oberweis Securities,
                                                             Inc., September, 1996 to present.

Steven J. LeMire (34)      Vice President   Officer since    Vice President, Administration--         Not           Not
                            and Secretary  August, 1998(3)   Oberweis Asset Management, Inc.,     Applicable    Applicable
                                                             June, 2000 to present; Compliance
                                                             Manager--Oberweis Securities,
                                                             Inc., March 1997, to June, 2000.

-----------

*    James D. Oberweis is the father of James W. Oberweis.

(1) Unless otherwise noted, each trustee shall serve as a trustee of the Fund until the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such trustee or of a successor to such trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such trustee sooner dies, resigns, retires or is removed.

(2) James D. Oberweis is an interested trustee of the Fund by reason of his positions as the President of the Fund and the Chairman and a portfolio manager of the Adviser.

(3)  Officers are elected annually by the Board of Trustees.

     The Fund's Board of Trustees provides a process for shareholders to communicate with the Board of Trustees as a whole and/or each of the trustees individually. Shareholders may send such written communications to the Board of Trustees or to one or more trustees individually by sending such communications to them, care of the Fund, at 951 Ice Cream Drive, Suite 200, North Aurora, Illinois 60542.

                              INDEPENDENT AUDITORS

     PricewaterhouseCoopers LLP ("PwC"), independent public accountants, are the independent auditors for the Fund. PwC audits and reports on the financial statements for the Fund and may provide other non-audit and tax-related services to the Fund. In accordance with Independence Standards Board Standard No. 1, PwC has confirmed to the Audit Committee of the Board that they are independent accountants with respect to the Fund. Representatives of PwC are expected to be present by telephone at the Meeting to respond to appropriate shareholder questions and will have the opportunity to make a statement if desired.

     Audit Fees. For the Fund's most recent fiscal years ended December 31, 2003 and 2002, the fees paid for professional services rendered for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements were approximately $34,000 and $33,750, respectively.

     Audit-Related Fees. For the Fund's most recent fiscal years ended December 31, 2003 and 2002, the Fund paid no fees for assurance and related services that are related to the performance of the audit or review of financial statements.

     Tax Fees. For the Fund's most recent fiscal years ended December 31, 2003 and 2002, the fees paid for professional services rendered for tax compliance, tax advice and tax planning were approximately $9,250 and $7,750, respectively. Such services consisted of review of excise calculation and preparation of excise and federal tax returns. For engagements with PwC entered into on or after May 6, 2003, the Audit Committee pre-approved all tax services that PwC provided to the Fund.

     All Other Fees. For the Fund's most recent fiscal years ended December 31, 2003 and 2002, PwC was not paid by the Fund for products and services other than the services reported above.

     Non-Audit Fees. For the Fund's most recent fiscal years ended December 31, 2003 and 2002, PwC was paid approximately $9,250 and $7,750, respectively, for non-audit services rendered on behalf of the Fund.

     The Audit Committee of the Fund pre-approves any engagement of the independent auditors to provide any audit and non-audit services to the Fund, including the fees and other compensation to be paid to the independent auditors.

Further, the Audit Committee pre-approves any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser ("control affiliate" of the Adviser) providing ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

     Notwithstanding the above, pre-approval of non-audit services for the Fund is not required if:

         (a) the aggregate amount of all non-audit services provided to the Fund is less than 5% of the total fees paid by the Fund to the independent auditors during the fiscal year in which the non-audit services are provided;

         (b) the services were not recognized by Fund management at the time of the engagement as non-audit services; and

         (c) such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

     Further, pre-approval of non-audit services for the Adviser (or any control affiliate of the Adviser providing ongoing services to the Fund) is not required, if:

         (a) the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Fund, the Adviser and any control affiliate of the Adviser providing ongoing services to the Fund to the independent auditors during the fiscal year in which the non-audit services are provided;

         (b) the services were not recognized by Fund management at the time of the engagement as non-audit services; and

         (c) such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

               ADDITIONAL INFORMATION ABOUT THE SPECIAL MEETING

Shareholder Proposals

     Since the Fund does not hold regular meetings of its shareholders, the date of the next special shareholder meeting cannot be anticipated. Any shareholder who wishes to submit a proposal for consideration at the next meeting of shareholders, when and if it is called, should submit such proposal to the Fund.

Ownership of Fund Shares

     As of December 31, 2003, the following person(s) owned of record more than 5% of the outstanding shares of the respective portfolios:

Name                                       Name of Portfolio          % Owned
---------------------------------   ------------------------------   --------
    National Investor Services      Oberweis Emerging                   6%
    55 Water Street, 32nd Floor     Growth Portfolio
    New York, NY 10041
                                    Oberweis Micro-Cap Portfolio       18%
    Charles Schwab & Co. Inc.       Oberweis Emerging                  36%
    101 Montgomery Street           Growth Portfolio
    San Francisco, CA 94104-4122
                                    Oberweis Micro-Cap Portfolio       14%
                                    Oberweis Mid-Cap Portfolio         12%

     To the Fund's knowledge, no other shareholder owned more than 5% in any Portfolio of the Fund.

General

     Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Fund's Special Meeting. However, if other matters are properly presented to the Special Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the person acting under the proxies.

     Failure of a quorum to be present at the Special Meeting will necessitate adjournment and will subject the Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the Special Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interest of the shareholders. Abstentions will have no effect on the matter of adjournment.

     If you cannot be present in person, you are requested to complete, sign and return the enclosed proxy promptly. No postage is required if mailed in the United States.

                                       /s/ James D. Oberweis
                                       James D. Oberweis
                                       President

                               THE OBERWEIS FUNDS
                         951 ICE CREAM DRIVE, SUITE 200
                          NORTH AURORA, ILLINOIS 60542

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 16, 2004

         \/ Please fold and detach card at perforation before mailing \/

FUND NAME PRINTS HERE                    THIS PROXY IS SOLICITED BY THE BOARD OF
                                                  TRUSTEES OF THE OBERWEIS FUNDS

The undersigned Shareholder(s) of The Oberweis Funds (the "Fund"), including each of the Fund's three portfolios (the Oberweis Emerging Growth Portfolio, the Oberweis Micro-Cap Portfolio, and the Oberweis Mid-Cap Portfolio), hereby appoint(s) James D. Oberweis, James W. Oberweis and Patrick B. Joyce (each with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on April 16, 2004, and any adjournments thereof, and to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked on the reverse.

All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal. Please date, sign and return promptly.
                                \/
                                        Dated: __________________, 2004

                                The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.
                                ------------------------------------------------

                                ------------------------------------------------
                                Signature(s)                   (Sign in the Box)
                                Your signature(s) on this proxy card should
                                be exactly as your name or names appear on
                                this proxy card. If the shares are held
                                jointly, each holder should sign. If signing
                                is by attorney, executor, administrator,
                                trustee or guardian, please print your full
                                title below your signature.
\/                                              \/                 OBWS sm e

         \/ Please fold and detach card at perforation before mailing \/

        \/       Please fill in box as shown using black or     |x|        \/
                 blue ink or number 2 pencil.
                 PLEASE DO NOT USE FINE POINT PENS.

The Board of Trustees of the Fund recommends a vote "for" the proposal to:

                                                     FOR all          WITHHOLD
                                                     nominees        authority
Elect four Trustees to the Board of Trustees.     listed (except    to vote for
                                                   as noted in      all nominees
Nominees:                                         space provided)      listed
(01) Gary D. McDaniel, (02) James D. Oberweis,
(03) James G. Schmidt, (04) Paul D. Tonsager.          | |              | |

----------------------------------------------
INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) on the line immediately above.


      This proxy card is valid only when signed and dated on the reverse.
                      Detach and return this portion only.


\/                                                      OBWS sm e          \/